Exhibit 10.19

                           SECOND AMENDED AND RESTATED
                                PLEDGE AGREEMENT

                          Dated as of November 30, 2004

                                 By and Between

                                   CoBank, ACB

                                       and

                      Shenandoah Telecommunications Company

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                                Table of Contents

SECTION 1.   Definitions.......................................................1

SECTION 2.   Pledge............................................................1

SECTION 3.   Representations, Warranties and Covenants.........................3

SECTION 4.   Additional Shares of Capital Stock; Transfer......................3

SECTION 5.   Voting Rights; Dividends; Etc.....................................4

SECTION 6.   Remedies upon Default.............................................5

SECTION 7.   CoBank Appointed Attorney-in-Fact.................................6

SECTION 8.   Event of Default..................................................7

SECTION 9.   Application of Proceeds of Sale and Cash..........................8

SECTION 10.   Further Assurances...............................................8

SECTION 11.   No Waiver; Election of Remedies..................................8

SECTION 12.   Governing Law; Amendments........................................9

SECTION 13.   Binding Agreement; Assignment....................................9

SECTION 14.   Notices..........................................................9

SECTION 15.   Headings.........................................................9


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SECTION 16.   Counterparts.....................................................9

SECTION 17.   Severability.....................................................9

SECTION 18.   CoBank's Duties..................................................9

SECTION 19.   Termination; Reinstatement......................................10

SECTION 20.   FCC Matters.....................................................10


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                                                                 Loan No. ML0743

                  SECOND AMENDED AND RESTATED PLEDGE AGREEMENT

      THIS SECOND AMENDED AND RESTATED PLEDGE AGREEMENT (this "Pledge Agreement") is made as of November 30, 2004, by and between SHENANDOAH TELECOMMUNICATIONS COMPANY, as pledgor (the "Pledgor"), and COBANK, ACB, as pledgee ("CoBank").

                                R E C I T A L S:

      WHEREAS, CoBank and the Pledgor have entered into that certain Second Amended and Restated Master Loan Agreement, dated of even date herewith (as the same may be amended, supplemented, extended or restated from time to time, the "MLA"), that certain Term Supplement, dated as of June 22, 2001 (as the same may be amended, supplemented, extended or restated from time to time, the "Term Supplement") providing for a term loan of $45,965,690 (the "Term Loan"), and that certain Third Supplement to the Master Loan Agreement, dated as of even date herewith (as the same may be amended, supplemented, extended or restated from time to time, the "Third Supplement") providing for a reducing revolving line of credit of up to $15,000,000 (the "Revolving Loan"); and

      WHEREAS, as an inducement to CoBank to execute the Third Supplement and to make the Revolving Loan, the Pledgor has agreed to amend and restate the existing amended and restated pledge agreement (the "Original Pledge Agreement"), dated as of June 22, 2001, between CoBank and the Pledgor; and

      WHEREAS, to secure the Pledgor's obligations to CoBank under the MLA (as such obligations relate to the Term Supplement and the Third Supplement), the Term Supplement and the Third Supplement, the Pledgor has agreed to pledge to CoBank the hereinafter defined Pledged Collateral on the terms and conditions set forth in this Pledge Agreement;

      NOW, THEREFORE, in consideration of the foregoing, and intending to be legally bound hereby, the Pledgor and CoBank hereby amend and restate the Original Pledge Agreement in its entirety as follows:

      SECTION 1. Definitions. Capitalized terms used in this Pledge Agreement, unless otherwise defined herein, shall have the meanings assigned to them in the MLA.

      SECTION 2. Pledge. To secure the payment and performance of the Secured Obligations (as hereinafter defined), the Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto CoBank, and grants to CoBank a lien upon and a security interest in (a) all capital stock of Shenandoah Telephone Company, Shenandoah Cable Television Company, ShenTel Service Company, Shenandoah Personal Communications Company,

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Pledge Agreement/Shenandoah Telecommunications Company
Loan No. ML0743

Shenandoah Valley Leasing Company, Shenandoah Mobile Company, Shenandoah Long Distance Company, Shenandoah Network Company, Shentel Management Company, Shentel Converged Services, Inc. and ShenTel Communications Company now owned or hereafter acquired by the Pledgor, and any other corporation of which the Pledgor now owns or hereafter acquires fifty percent (50%) or more of the issued and outstanding capital stock (all such corporations, collectively, the "Pledged Subsidiaries") and (b) any cash, additional shares or securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in liquidation of, any and all such stock, together with the proceeds thereof (all such shares, capital stock, securities, cash, property and other proceeds thereof, collectively, the "Pledged Collateral"). Notwithstanding the foregoing, if at any time the Pledgor demonstrates to CoBank on a pro forma basis, taking into consideration the acquisition of any Pledged Subsidiary hereafter acquired by the Pledgor, that the Pledgor will achieve and maintain for the then remaining life of the Loans
(i) a Total Leverage Ratio (as determined in accordance with Section 7 of the MLA) less than or equal to 2.5:1.0 and (ii) an Equity to Total Assets Ratio (as determined in accordance with Section 7 of the MLA) greater than or equal to 35.0%, and the remaining life of the all Loans then outstanding is less than 7 years, CoBank shall release the lien and security interest granted herein in such shares, capital stock, securities, cash, property and other proceeds thereof of such Pledged Subsidiary. Upon a determination by CoBank to grant such a request, for purposes of this Pledge Agreement such entity shall no longer be considered a Pledged Subsidiary, all such shares, capital stock, securities, cash, property and other proceeds shall no longer be considered part of the Pledged Collateral, and CoBank shall deliver to the Pledgor UCC termination statements and any other documents reasonably requested by the Pledgor to evidence such release.

      The Pledgor shall promptly deliver to CoBank (i) all certificates or other instruments representing any securities now or hereafter included in the Pledged Collateral (the "Pledged Securities"), accompanied by duly executed stock powers in blank and by such other instruments or documents as CoBank or its counsel may reasonably request and (ii) all other property now or hereafter comprising part of the Pledged Collateral, accompanied by proper instruments of assignment duly executed by the Pledgor and by such other instruments or documents as CoBank or its counsel may reasonably request. Each delivery of certificates for such Pledged Securities shall be accompanied by a schedule showing the number of shares and the numbers of the certificates therefor, theretofore and then being pledged hereunder, which schedules shall be attached hereto as Schedule 1 and made a part hereof. Each schedule so delivered shall supersede any prior schedules so delivered.

      TO HAVE AND TO HOLD the Pledged Collateral, together with all rights, titles, interests, powers, privileges and preferences pertaining or incidental thereto, unto CoBank, its successors and assigns, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.


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      The lien and security interest granted hereunder shall secure the following obligations on a pro rata basis (the "Secured Obligations"): (i) the payment and performance of all obligations of the Pledgor under the MLA (as such obligations relate to the Term Supplement and the Third Supplement), the Term Supplement and the Third Supplement, any related Notes and other Loan Documents executed in connection therewith, and (ii) the payment of all other indebtedness and the performance of all other obligations of the Pledgor to CoBank under any future supplement which by its terms provides that the loan or other extension of credit described therein shall be secured by a lien and security interest in the Pledged Collateral pursuant to this Pledge Agreement.

      SECTION 3. Representations, Warranties and Covenants. The Pledgor hereby represents, warrants and covenants that it is the registered and beneficial owner of the shares and percentage of the issued and outstanding capital stock of each of the Pledged Subsidiaries set forth on Schedule 1 hereto; that, except for security interests granted to CoBank the Pledgor is the legal, equitable and beneficial owner of the Pledged Collateral, holds the same free and clear of all liens, charges, encumbrances, security interests, warrants, options, rights to purchase, rights of first refusal and other interests of any kind or nature of any person other than CoBank and will make no voluntary assignment, pledge, mortgage, hypothecation or transfer of the Pledged Collateral (except as may be permitted under this Pledge Agreement with respect to cash dividends); that the issued and outstanding capital stock of each of the Pledged Subsidiaries included in the Pledged Collateral has been duly authorized and is validly issued, fully paid and non-assessable; that the Pledgor has good right and legal authority to pledge the Pledged Collateral in the manner hereby done or contemplated and will defend its title thereto against the claims of all persons whomsoever; that the execution and delivery of this Pledge Agreement, and the performance of its terms, will not result in any violation of any provision of the Pledgor's articles of incorporation or bylaws, or violate or constitute a default under the terms of any agreement, indenture or other instrument, license, judgment, decree, order, law, statute, ordinance or other governmental rule or regulation applicable to the Pledgor or any of the Pledgor's property; that no approval, consent or authorization of any governmental or regulatory authority which has not heretofore been obtained is necessary for the execution or delivery by the Pledgor of this Pledge Agreement or for the performance by the Pledgor of any of the terms or conditions hereof or thereof; and that this Pledge Agreement is effective to vest in CoBank the rights of the Pledgor in the Pledged Collateral as set forth herein.

      SECTION 4. Additional Shares of Capital Stock; Transfer. Without the prior written consent of CoBank, which consent shall not be unreasonably withheld, the Pledgor will not (a) consent to or approve of the issuance of any additional shares of any class of capital stock by any of the Pledged Subsidiaries (other than issuances of any such shares to the Pledgor, which shares shall be subject to the lien and security interest granted herein as provided in Section 1) or to any options, subscription rights, warrants or other instruments in respect thereof, (b) consent to or approve of the establishment of any additional class or classes of capital stock by any of the Pledged Subsidiaries or the issuance of any shares thereunder, (c) consent to or approve of any


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Pledge Agreement/Shenandoah Telecommunications Company
Loan No. ML0743

merger, consolidation, reorganization or any sale or lease of substantially all the assets of any of the Pledged Subsidiaries, or (d) consent to or approve the repurchase or redemption by any of the Pledged Subsidiaries of any of its capital stock.

      SECTION 5. Voting Rights; Dividends; Etc.

            (A) In the absence of the occurrence of an Event of Default. In the absence of the occurrence and continuation of an Event of Default (as defined in Section 8):

                  (i) The Pledgor shall be entitled to exercise any and all
            voting and/or consensual rights and powers accruing to an owner of the Pledged Securities or any part thereof for any purpose not inconsistent with the terms of this Pledge Agreement (including
            Section 4) or any agreement giving rise to any of the Secured Obligations; provided, subject to clause (iii) hereof, that the Pledgor shall not exercise, or refrain from exercising, any such right or power if any such action would have a material adverse effect on the value of such Pledged Securities or any part thereof;

                  (ii) The Pledgor shall have the right to receive cash
            dividends declared and paid with respect to the Pledged Securities. CoBank agrees that all such permitted cash dividends shall be received by the Pledgor free and clear of the security interests granted to CoBank hereunder.

                  (iii) Any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Pledged Securities, whether resulting from an increase or reduction of capital, a subdivision, combination or reclassification of outstanding capital stock of any corporation, capital stock of which is pledged hereunder, or received in exchange for Pledged Securities or any part thereof or as a result of any merger, consolidation, acquisition, spin-off, split-off or options, warrants, or rights, whether as an addition to, or in substitution or in exchange for, any of the Pledged Collateral, or otherwise, or dividends, distributions, or other exchange of assets on the liquidation, whether voluntary or involuntary, of any issuer of the Pledged Securities, or otherwise, shall be and become part of the Pledged Collateral pledged hereunder and, if received by the Pledgor, then the Pledgor shall accept the same as CoBank's agent, in trust for CoBank, and shall deliver them forthwith to CoBank in the exact form received with, as applicable, the Pledgor's endorsement when necessary, or appropriate stock powers duly executed in blank, to be held by CoBank, subject to the terms hereof, as part of the Pledged Collateral; and


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Pledge Agreement/Shenandoah Telecommunications Company
Loan No. ML0743

                  (iv) CoBank shall promptly execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, as appropriate, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor reasonably may request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which the Pledgor is entitled to exercise pursuant to paragraph (A)(i) above.

            (B) Upon Default. Upon the occurrence of an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which the Pledgor is entitled to exercise pursuant to paragraph
      (A)(i) above shall become vested in CoBank upon one day's prior written notice to the Pledgor, subject to all notification and approval requirements set forth in Section 20, which shall have the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which the Pledgor shall otherwise be entitled to exercise pursuant to paragraph (A)(i) above. Upon the occurrence of an Event of Default, all dividends otherwise payable to the Pledgor in respect of the Pledged Securities shall be delivered to CoBank as additional security hereunder or applied toward satisfaction of the Secured Obligations.

      SECTION 6. Remedies upon Default. If an Event of Default shall have occurred and be continuing, CoBank may sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at public or private sale or disposition or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such prices and on such terms as CoBank in its discretion shall deem appropriate. CoBank shall be authorized at any sale or disposition (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with all applicable federal and state securities laws, and upon consummation of any such sale or disposition CoBank shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each such purchaser at any such sale or disposition shall hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the extent permitted by law) all rights of redemption, stay and/or appraisal which the Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. CoBank shall give the Pledgor ten (10) days' written notice (which the Pledgor agrees is reasonable notification within the meaning of Section 9-504(3) of the Uniform Commercial Code as in effect in the Commonwealth of Virginia) of CoBank's intention to make any such public or private sale or sales or dispositions on any such securities exchange. Such notice, in case of public sale or disposition, shall state the time and place for such sale or disposition, and, in the case of sale on a securities exchange, shall state the exchange at which such sale or disposition is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale or disposition at such exchange. Any such public sale or disposition shall be held at such time or times within ordinary business hours and at such


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Pledge Agreement/Shenandoah Telecommunications Company
Loan No. ML0743

place or places as CoBank may fix and shall state in the notice or publication (if any) of such sale or disposition.

      At any such sale or disposition, the Pledged Collateral, or portion thereof to be sold or disposed, may be sold or disposed in one lot as an entirety or in separate portions, as CoBank in its sole discretion may determine. CoBank shall not be obligated to make any sale or disposition of the Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale of the Pledged Collateral may have been given. At any public sale or disposition made pursuant to this Pledge Agreement, CoBank may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by law), any part of or all the Pledged Collateral offered for sale or disposition and may make payment on account thereof by crediting against the purchase price amounts to which the proceeds of any sale or disposition are to be applied as provided in Section 9 of this Pledge Agreement, and CoBank may, upon compliance with the terms of sale or disposition, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale or disposition thereof; to the extent permitted by law, CoBank shall be free to carry out such sale or disposition pursuant to such agreement and the Pledgor shall not be entitled to the return of any Pledged Collateral subject thereto, notwithstanding the fact that after CoBank shall have entered into such an agreement all Events of Default may have been remedied or the Secured Obligations may have been paid in full. As an alternative to exercising the power of sale or disposition herein conferred upon it, CoBank may proceed by suit or suits at law or in equity to foreclose this Pledge Agreement and may sell or dispose of the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction. Any sale or disposition pursuant to this Section 6 shall be deemed to conform to commercially reasonable standards as provided in Section 9-610 of the Uniform Commercial Code as in effect in the Commonwealth of Virginia if conducted in conformity with reasonable commercial practices of asset-based lenders disposing of similar property.

      SECTION 7. CoBank Appointed Attorney-in-Fact. The Pledgor hereby constitutes and appoints CoBank during the term of any of the Secured Obligations the attorney-in-fact of the Pledgor which appointment is irrevocable and shall be an agency coupled with an interest. This power of attorney is for the purpose, upon the occurrence and during the continuance of an Event of Default, of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument which CoBank may deem necessary or advisable to accomplish the purposes hereof. Without limiting the generality of the foregoing, CoBank shall have the right, after the occurrence and during the continuance of an Event of Default, with full power of substitution either in CoBank's name or in the name of the Pledgor, to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor, representing any interest or dividend or other


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Pledge Agreement/Shenandoah Telecommunications Company
Loan No. ML0743

distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute, or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating CoBank to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by CoBank or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against CoBank.

      SECTION 8. Event of Default. For purposes of this Pledge Agreement, an "Event of Default" shall exist hereunder upon the happening of any of the following events:

                  (i) any Event of Default under the MLA; or

                  (ii) the Pledgor shall default in the performance or
            observance of any provision of this Pledge Agreement other than clause (c) of Section 4 and shall fail to commence and diligently pursue action to remedy such default within five days after written notice thereof shall have been delivered by CoBank to the Pledgor or such default is not remedied within 30 days after receipt by the Pledgor of such notice; or

                  (iii) the Pledgor shall default in the performance or
            observance of clause (c) of Section 4 of this Pledge Agreement and shall fail to commence and diligently pursue action to remedy such default within ten days after written notice thereof shall have been delivered by CoBank to the Pledgor or such default is not remedied within 60 days after receipt by the Pledgor of such notice; or

                  (iv) the Pledgor from and after the date hereof shall, or
            shall attempt to, encumber, subject to any further pledge or security interest, sell, transfer or otherwise dispose of any of the Pledged Collateral or any interest therein except as otherwise permitted herein or in any other Loan Document, or any of the Pledged Collateral shall be attached or levied upon or seized in any legal proceedings, or held by virtue of any lien; or

                  (v) this Pledge Agreement shall not or shall no longer be
            effective in granting to CoBank a first-priority perfected lien on the Pledged Collateral.


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Pledge Agreement/Shenandoah Telecommunications Company
Loan No. ML0743

      SECTION 9. Application of Proceeds of Sale and Cash. The proceeds of any sale of the whole or any part of the Pledged Collateral, together with any other moneys held by CoBank under the provisions of this Pledge Agreement, shall be applied by CoBank as follows:

            First: to the payment of all reasonable costs and expenses incurred by CoBank in connection herewith, including but not limited to, all court costs and the fees and disbursements of counsel for CoBank in connection herewith, and to the repayment of all advances made by CoBank hereunder for the account of the Pledgor, and the payment of all reasonable costs and expenses paid or incurred by CoBank in connection with the exercise of any right or remedy hereunder; and

            Second: to the payment in full of the Secured Obligations.

Any amounts remaining after such application shall be promptly remitted to the Pledgor, its successors, legal representatives or assigns, or as otherwise provided by law.

      SECTION 10. Further Assurances. The Pledgor agrees that it will join with CoBank in executing and will file or record such notices, financing statements or other documents as may be necessary to the perfection of the security interest of CoBank hereunder, and as CoBank or its counsel may reasonably request, such instruments to be in form and substance satisfactory to CoBank and its counsel, and that the Pledgor will do such further acts and things and execute and deliver to CoBank such additional conveyances, assignments, agreements and instruments as CoBank may at any time reasonably request in connection with the administration and enforcement of this Pledge Agreement or relative to the Pledged Collateral or any part thereof or in order to assure and confirm unto CoBank its rights, powers and remedies hereunder.

      SECTION 11. No Waiver; Election of Remedies. No course of dealing between the Pledgor and CoBank or failure on the part of CoBank to exercise, and no delay on its part in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy preclude any other or the further exercise thereof or the exercise of any other right, power or remedy. All remedies hereunder or under the MLA are cumulative and in addition to and are not exclusive of any other remedies provided by law. No enforcement of any remedy shall constitute an election of remedies.


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Pledge Agreement/Shenandoah Telecommunications Company
Loan No. ML0743

      SECTION 12. Governing Law; Amendments. Except to the extent governed by applicable federal law, this Pledge Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without reference to choice of law doctrine. This Pledge Agreement may not be amended or modified nor may any of the Pledged Collateral be released, except in writing signed by the parties hereto.

      SECTION 13. Binding Agreement; Assignment. Binding Agreement; Assignment. This Pledge Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of CoBank and to all holders of the indebtedness secured hereby and their respective successors and assigns and to the Pledgor and its successors, legal representatives and assigns, except that the Pledgor shall not be permitted to assign this Pledge Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by CoBank as collateral under this Pledge Agreement. No notice to or demand on the Pledgor shall entitle the Pledgor to any other or further notice or demand in the same, similar or other circumstances.

      SECTION 14. Notices. All notices hereunder shall be deemed to be duly given upon delivery in the form and manner set forth in Section 14 of the MLA.

      SECTION 15. Headings. Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Pledge Agreement.

      SECTION 16. Counterparts. This Pledge Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which when taken together constitute but one and the same instrument.

      SECTION 17. Severability. If any one or more of the provisions contained herein shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Pledge Agreement, but this Pledge Agreement shall be construed as if such invalid, illegal or unenforceable provisions had not been contained herein.

      SECTION 18. CoBank's Duties. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Collateral while held hereunder, CoBank shall have no duty or liability to preserve rights pertaining thereto and shall be relieved of all responsibility for the Pledged Collateral upon surrendering it or tendering surrender of it to the Pledgor.

      SECTION 19. Termination; Reinstatement. This Pledge Agreement shall remain in full force and effect until (i) all Secured Obligations have been paid in full, (ii) CoBank has no further commitment or obligation to make advances to be secured hereby, and (iii) any preference period applicable to payments made on or security given for the Secured Obligations


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Pledge Agreement/Shenandoah Telecommunications Company
Loan No. ML0743

has expired under applicable bankruptcy and insolvency laws, at which time CoBank shall deliver all Pledged Collateral in its possession to the Pledgor and the Pledgor may request a written instrument of termination be executed and delivered by a duly authorized officer of CoBank. If so terminated, this Pledge Agreement and the Pledgor's obligations hereunder shall be automatically reinstated if at any time payment in whole or in part of any of the Secured Obligations is rescinded or restored to the Borrower, the Pledgor or other payor or guarantor of the Secured Obligations, or must be paid to any other person, upon the insolvency, bankruptcy, liquidation, dissolution or reorganization of the Borrower, the Pledgor or other payor or guarantor of the Secured Obligations, all as though such payment had not been made.

      SECTION 20. FCC Matters. Notwithstanding any other provision of this Pledge Agreement:

            (A) Any foreclosure on, sale, transfer or other disposition of, or the exercise or relinquishment of any right to vote or consent with respect to, any of the Pledged Collateral or FCC licenses or permits, by CoBank shall, to the extent required, be pursuant to Section 310(d) of the Communications Act of 1934, as amended, and the applicable rules and regulations thereunder, and, if and to the extent required thereby, subject to the prior approval or notice to and non-opposition of the FCC.

            (B) If an Event of Default shall have occurred and be continuing, the Pledgor shall take any action, and shall cause the Pledged Subsidiaries to take any action, which CoBank may reasonably request in order to seek FCC consent to, and subsequent thereto, to consummate, the transfer and assignment to CoBank, or to such one or more third parties as CoBank may designate, or to a combination of the foregoing, of each FCC license or permit owned by the Pledged Subsidiaries. CoBank is empowered, to the extent permitted by applicable law, to request the appointment of a receiver from any court of competent jurisdiction. Such receiver may be instructed by CoBank to seek from the FCC an involuntary transfer of control of each such FCC license or permit for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. The Pledgor hereby agrees to authorize, subject to FCC approval, such an involuntary transfer of control upon the request of the receiver so appointed and, if the Pledgor shall refuse to authorize the transfer, its approval may be required by the court. Upon the occurrence and during the continuance of an Event of Default, the Pledgor shall further use its best efforts to assist in obtaining approval of the FCC and any state regulatory bodies, if required, for any action or transactions contemplated by this Pledge Agreement, including, without limitation, the preparation, execution and filing with the FCC and any state regulatory bodies of the assignor's or transferor's portion of any application or applications for consent to the assignment of any FCC license or permit or transfer of control necessary or appropriate under the rules and regulations of the FCC or any state regulatory body for approval or non-opposition of the transfer or assignment of any portion of the Pledged Collateral, together with any FCC license or permit.

Pledge Agreement/Shenandoah Telecommunications Company
Loan No. ML0743

            (C) The Pledgor acknowledges that the assignment or transfer of each FCC license or permit is integral to CoBank's realization of the value of the Pledged Collateral, that there is no adequate remedy at law for failure by the Pledgor to comply with the provisions of this Section 20 and that such failure would not be adequately compensable in damages, and therefore agrees, without limiting the right of CoBank to seek and obtain specific performance of other obligations of the Pledgor contained in this Pledge Agreement, that the agreements contained in this Section 20 may be specifically enforced.

            (D) In accordance with the requirements of 47 C.F.R. Section 22.937, or any successor provision thereto, CoBank shall notify the Pledgor and the FCC in writing at least ten (10) days prior to the date on which CoBank intends to exercise its rights, pursuant to this Pledge Agreement, the MLA or the Term Supplement, by foreclosing on, or otherwise disposing of, any Pledged Collateral in connection with which such notice is required pursuant to 47 C.F.R. Section
22.937 or any successor provision thereto.

                        (Signatures Appear On Next Page)

Pledge Agreement/Shenandoah Telecommunications Company
Loan No. ML0743

      IN WITNESS WHEREOF, CoBank has caused this Pledge Agreement to be executed and delivered by its duly authorized officer and the Pledgor has caused this Pledge Agreement to be executed and attested under seal and delivered by its duly authorized officers, all as of the date first written above.

                                      SHENANDOAH TELECOMMUNICATIONS COMPANY


                                      By:_______________________________________
                                         Name:__________________________________
                                         Title:_________________________________


                                      Attest:___________________________________
                                             Name:______________________________
                                             Title:_____________________________

                                                        [CORPORATE SEAL]

                    [Signatures continued on following page.]


            [Signature Page to Amended and Restated Pledge Agreement]

Pledge Agreement/Shenandoah Telecommunications Company
Loan No. ML0743

                   [Signatures continued from previous page.]

                                             COBANK, ACB


                                             By:________________________________
                                                John P. Cole, Vice President


            [Signature Page to Amended and Restated Pledge Agreement]